UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2021
___________

FIRST NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-38874 (Commission File Number)	54-1232965 (IRS Employer Identification No.)

112 West King Street Strasburg, Virginia (Address of principal executive offices)	22657 (Zip Code)

Registrant’s telephone number, including area code: (540) 465-9121

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.25 per share	FXNC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

      Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 18, 2021, First National Corporation (“First National”), First Bank, a wholly owned subsidiary of First National, and The Bank of Fincastle (“Fincastle”), entered into an Agreement and Plan of Merger (the “Agreement”), pursuant to which, subject to the terms and conditions set forth in the Agreement, Fincastle will merge with and into First Bank with First Bank being the surviving entity in the merger.

The boards of directors of First National, First Bank and Fincastle have approved the Agreement.  The Agreement and the transactions contemplated thereby are subject to the approval of the respective shareholders of Fincastle and First National, regulatory approvals, and other customary closing conditions. Pursuant to the Agreement, three directors of Fincastle will be invited to serve on the boards of directors of First National and First Bank.

Merger Consideration

Subject to the terms and conditions of the Agreement, each outstanding share of Fincastle common stock will be converted into the right to receive, without interest, one of the following: (i) $3.30 in cash, (ii) a number of shares of First National common stock equal to the exchange ratio (described below), hereinafter referred to as the stock consideration, or (iii) a combination of cash and First National common stock. Fincastle shareholders will have the right to elect the form of consideration paid, subject to the limitations that 80% of Fincastle’s outstanding shares of common stock will be exchanged for First National common stock and 20% of Fincastle’s outstanding shares of common stock will be exchanged for cash consideration. If Fincastle shareholders elect for more than 20% of Fincastle’s outstanding shares of common stock to be exchanged for cash consideration, First National has the unilateral right to increase the amount of cash paid up to 22% of Fincastle’s outstanding shares of common stock.  Cash will also be paid in lieu of fractional shares. The exchange ratio will be 0.1649 shares of First National common stock per one share of Fincastle common stock.

Additionally, in connection with the merger, subject to the terms and conditions of the Agreement, each outstanding Fincastle stock option will be cancelled in exchange for a cash payment.

Certain Other Terms and Conditions of the Merger Agreement

The Agreement contains customary representations and warranties from both First National and Fincastle, and each party has agreed to customary covenants and agreements, including, among others, covenants and agreements relating to (1) the conduct of their respective businesses during the interim period between the execution of the Agreement and the closing or the merger, (2) Fincastle’s obligation to facilitate its shareholders’ consideration of, and voting upon, the necessary approval of the Agreement, (3) First National’s obligation to facilitate its shareholders’ consideration of, and voting upon, the issuance of the stock consideration in the merger, (4) the recommendation by the board of directors of Fincastle in favor of the necessary approval by its shareholders, and (5) Fincastle’s non-solicitation obligations relating to alternative business combination transactions.

The Agreement also provides certain termination rights for both First National and Fincastle and further provides that upon termination of the Agreement under certain circumstances, Fincastle will be obligated to pay First National a termination fee of $1,400,000.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.  The Agreement has been attached as an exhibit to this report in order to provide investors and shareholders with information regarding its terms.  It is not intended to provide any other financial information about First National, Fincastle or their respective subsidiaries and affiliates.  The representations, warranties and covenants contained in the Agreement were made only for purposes of that agreement and as of specific dates, are solely for the benefit of the parties to the Agreement, may be subject to waiver by the parties and limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors.  Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of the First National, Fincastle or any of their respective subsidiaries or affiliates.  Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Agreement, which subsequent information may or may not be fully reflected in public disclosures by First National.

Officers and Directors Agreements

In connection with entering into the Agreement, Fincastle has agreed to cause each of its directors and executive officers to enter into a voting and support agreement (collectively, the “Officers and Directors Agreements”).  The Officers and Directors Agreements generally require such executive officer or director party thereto to vote all of his or her shares of Fincastle common stock (i) in favor of the merger, (ii) against any action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of Fincastle under the Agreement, and (iii) against alternative transactions.  The Officers and Directors Agreement also prohibit such executive officer or director party thereto from recruiting employees and soliciting customers of Fincastle, First National or First Bank for two years following the closing of the merger. The Officers and Directors Agreement will terminate upon the termination of the Agreement in accordance with its terms. The foregoing description of the Officers and Directors Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Officers and Directors Agreement, which is included as Exhibit C to the Agreement, filed as Exhibit 2.1 of this Form 8-K, and incorporated by reference herein.

Employment Agreements

Simultaneously with the execution of the Agreement, each of C. Scott Steele and Sandra Craft entered into an Employment Agreement with First National and First Bank. Mr. Steele’s Employment Agreement provides that he will serve as Regional President of First Bank effective only upon consummation of the merger. Ms. Craft’s Employment Agreement provides that she will serve as First Bank’s Senior Vice President – Business Development Officer effective only upon consummation of the merger. The foregoing description of each Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Employment Agreement, which is included as Exhibit A to the Agreement, filed as Exhibit 2.1 of this Form 8-K, and incorporated by reference herein.

FORWARD-LOOKING STATEMENTS

Certain information contained in this communication may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to our plans, objectives, expectations and intentions, are not historical facts, and are identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” and “projects,” as well as similar expression. Although First National believes that its expectations with respect to the forward-looking statements are based upon reliable assumptions within the bounds of its knowledge of its business and operations, there can be no assurance that actual results, performance or achievements of First National will not differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements involve a number of risks and uncertainties, including the rapidly changing uncertainties related to the COVID-19 pandemic and its potential adverse effect on the economy, our employees and customers, and our financial performance. For details on other factors that could affect expectations, see the risk factors and other cautionary language included in First National Annual Report on Form 10-K for the year ended December 31, 2019, Quarterly Reports on Form 10-Q for the quarterly period ended March 31, 2020, June 30, 2020, September 30, 2020 and other filings with the U.S. Securities and Exchange Commission (the “SEC”).

In addition to factors previously disclosed in the reports filed by First National with SEC, additional risks and uncertainties may include, but are not limited to: (1) the risk that the cost savings and any revenue synergies from the proposed merger may not be realized or take longer than anticipated to be realized, (2) disruption from the proposed merger of customer, supplier, employee or other business partner relationships, (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (4) the failure to obtain the necessary approval by the shareholders of Fincastle and First National, (5) the possibility that the costs, fees, expenses and charges related to the proposed merger may be greater than anticipated, (6) the ability of First National to obtain required governmental approvals of the proposed merger, (7) reputational risk and the reaction of each of the parties’ customers, suppliers, employees or other business partners to the proposed merger, (8) the failure of the closing conditions in the merger agreement to be satisfied, or any unexpected delay in closing the proposed merger, (9) the risks relating to the integration of Fincastle’s operations into the operations of First National, including the risk that such integration will be materially delayed or will be more costly or difficult than expected,  (10) the risk of potential litigation or regulatory action related to the proposed merger, (11) the risk of expansion into new geographic or product markets, (12) the dilution caused by First National’s issuance of additional shares of its common stock in the proposed merger, and (13) general competitive, economic, political and market conditions.  Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in First National’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s Internet site (http://www.sec.gov).  All subsequent written and oral forward-looking statements concerning First National, Fincastle or any person acting on their behalf is expressly qualified in their entirety by the cautionary statements above. Neither First National nor Fincastle undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

ADDITIONAL INFORMATION ABOUT THE ACQUISITION AND WHERE TO FIND IT

In connection with the proposed merger, First National will file with the SEC a registration statement on Form S-4, which will include a joint proxy statement of First National and Fincastle and a prospectus of First National, as well as other relevant documents regarding the proposed transaction.

SHAREHOLDERS OF FIRST NATIONAL AND FINCASTLE ARE ADVISED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING FIRST NATIONAL, FINCASTLE AND THE PROPOSED MERGER TRANSACTION.

Shareholders may obtain free copies of these documents, once they are filed, and other documents filed with the SEC on the SEC’s website at http://www.sec.gov. Shareholders will also be able to obtain these documents, once they are filed, free of charge, by requesting them in writing from Scott C. Harvard, First National Corporation, 112 West King Street, Strasburg, Virginia 22657, or by telephone at (540) 465-9121, or from C. Scott Steele, The Bank of Fincastle, 17 South Roanoke Street, Fincastle, Virginia 24090, or by telephone at (540) 473-2761.

First National, Fincastle and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of First National and Fincastle in connection with the proposed merger. Information about the directors and executive officers of each of First National and Fincastle will be included in the joint proxy statement/prospectus when it becomes available. Additional information regarding the interests of those persons and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger when it becomes available. You may obtain free copies of each document as described in the preceding paragraph.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or proxy in favor of the merger, the merger agreement, or the transactions contemplated thereby, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Item 8.01	Other Events.

On February 18, 2021, First National issued a press release announcing the execution of the Agreement with Fincastle. The complete text of the press release is attached to this report as Exhibit 99.1.   In addition, First National is providing supplemental information regarding the proposed merger in the investor presentation slides attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed as part of this report:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of February 18, 2021, by and between First National Corporation, First Bank, and The Bank of Fincastle.

99.1	Press Release dated February 18, 2021.

99.2	Investor Presentation dated February 18, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL CORPORATION
(Registrant)

Date: February 18, 2021	By:	/s/ M. Shane Bell
M. Shane Bell
Executive Vice President and Chief Financial Officer